UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2026

THE CLOROX COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-07151	31-0595760
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1221 Broadway, Oakland, California 94612-1888
(Address of principal executive offices) (Zip code)

(510) 271-7000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $1.00 par value	CLX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 14, 2026, the Management Development and Compensation Committee (the “MDCC”) of the Board of Directors of The Clorox Company (the “Company”) appointed Chris Hyder, age 51, to be Executive Vice President and Chief Operating Officer (“COO”) effective June 17, 2026. Information on Mr. Hyder’s previous roles can be found in our Annual Report on Form 10-K for the fiscal year ended June 30, 2025 filed with the SEC on August 8, 2025 (the “2025 10-K”) and is hereby incorporated into this Item 5.02.

In connection with Mr. Hyder’s appointment, on June 14, 2026, the MDCC approved an increase in Mr. Hyder’s base salary to $800,000 and an increase in his short-term incentive target from 90% to 100% of his salary, effective as of June 17, 2026. In addition, on June 17, 2026, Mr. Hyder will receive a grant of restricted stock units that have an aggregate fair value of $4,000,000, which will vest in three years.

Also on June 14, 2026, Nina Barton, formerly Executive Vice President and Group President – Care & Connection, was appointed Executive Vice President and Chief Growth & Strategy Officer, effective June 17, 2026. Information on Ms. Barton’s previous roles can be found in our 2025 10-K and is hereby incorporated into this Item 5.02.

Neither Mr. Hyder nor Ms. Barton has any familial relationships nor related party transactions with the Company that would require disclosure under Items 401(d) or 404(a) of Regulation S-K (17 CFR 229.401(d) and 229.404(a)) in connection with his or her appointment described above.

Item 7.01 Regulation FD Disclosure.

A copy of the press release announcing these developments is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

See the Exhibit Index below, which is incorporated by reference herein.

EXHIBIT INDEX

Exhibit	Description

99.1	The Clorox Company Press Release dated June 17, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CLOROX COMPANY

Date: June 17, 2026	By:	/s/ Angela Hilt
Angela Hilt
Executive Vice President and Chief Legal and
External Affairs Officer & Corporate Secretary